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                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement"), is made as of March 18, 2000, by and between RENTECH, INC., a corporation organized under the laws of the State of Colorado, with headquarters located at 1331 17th Street, Suite 720, Denver, Colorado 80202 (the "Company") and FOREST OIL CORPORATION, a corporation organized under the laws of the State of New York, with headquarters located at 1600 Broadway, Suite 2200, Denver, Colorado 80202 (the "Buyer").

                            BACKGROUND CIRCUMSTANCES.

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amount and upon the terms and conditions stated in this Agreement, in a closing or closings as herein described, 1,000,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), an option to purchase 2,000,000 shares of Common Stock having an exercise price of $1.25 per share and expiring December 31, 2001, and an option to purchase 1,000,000 shares of Common Stock having an exercise price of $5.00 per share and expiring December 31, 2004. The options are granted in separate agreements executed by the parties concurrently with this Agreement (the "Option Agreements").

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Company and the Buyer hereby agree as follows:

         SECTION 1.        PURCHASE AND SALE OF SECURITIES.

         (a) PURCHASE. The Buyer hereby agrees to purchase from the Company, and the Company agrees to sell to the Buyer, 1,000,000 shares of Common Stock ("Stock"), an option to purchase 2,000,000 shares of Common Stock having an exercise price of $1.25 per share and expiring December 31, 2001 ("2001 Option"), and an option to purchase 1,000,000 shares of Common Stock having an exercise price of $5.00 per share and expiring December 31, 2004 ("2004 Option" and, together with the Stock and the 2001 Option, the "Securities"). The 2001 Option and the 2004 Option (collectively, the "Options") shall be subject to the terms and conditions of the Option Agreements.

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         (b) PURCHASE PRICE. The purchase price for the Stock and the 2001
Option is $600,000. The purchase price for the 2004 Option is $50,000. The aggregate purchase price for the Securities is $650,000 (the "Purchase Price").

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         (c) THE CLOSING. The date of the Closing shall be March 20, 2000.
The Purchase Price shall be delivered to the Company by cashier's check or by wire transfer of immediately available funds in United States Dollars. At the Closing, the Company shall deliver certificates representing the Stock, duly issued and executed by the authorized officers on behalf of the Company, to the Buyer, and the Company and Buyer shall sign and the Company shall deliver to Buyer the Option Agreements and the Registration Rights Agreement (as defined below).

         SECTION 2.        BUYER'S REPRESENTATIONS AND WARRANTIES.

         The Buyer understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:

         (a) INVESTMENT PURPOSES; COMPLIANCE WITH 1933 ACT. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in Common Stock established on or prior to the date of the Closing. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement and the Option Agreements, as the same may be applicable, and (ii) pursuant to registration under the 1933 Act or to a transaction for which registration under the 1933 Act is not required. Except as set forth in Section 2(f) of that certain Registration Rights Agreement dated as of the date hereof by and among the Company, Buyer and Anschutz Investment Company (the "Registration Rights Agreement") the Buyer does not by its representations contained in this Section 2(a) agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws.

         (b) ACCREDITED INVESTOR STATUS. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of an investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk for an indefinite period.

         (c) RELIANCE ON EXEMPTIONS. The Buyer understands the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the applicable United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

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         (d) INFORMATION. The Buyer and its advisors, if any, have been furnished with the Company's Form 10-KSB as filed with the SEC for the fiscal year ended September 30, 1999, the Company's Form 10-QSB for the fiscal quarter ended December 31, 1999, and the Company's private placement memorandum dated October 12, 1999 that was not prepared for the offer and sale of the Securities. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

         (e) NO GOVERNMENT REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         (f) TRANSFER OR RESALE. The Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and that the Stock may not be offered for sale, sold, assigned or transferred unless either (x) subsequently registered thereunder or (y) the Buyer shall have delivered to the Company, if so requested by the Company, a legal opinion reasonably satisfactory to the Company's outside counsel to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (ii) the sale, assignment or transfer of the Options or any shares of Common Stock issuable upon the exercise thereof are subject to certain restrictions as set forth in the Option Agreements and
(iii) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

         (g) LEGEND. The Buyer understands that unless the resale of the shares of the Stock or Common Stock underlying the Options (collectively, the "Subject Shares") has been registered under the 1933 Act or may be sold by the Buyer pursuant to paragraph (k) of Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144"), the stock certificates representing the Common Stock will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

The Legend will be removed and the Company will issue certificates without the Legend to the transferee of the applicable Subject Shares upon which the Legend is stamped, if, unless otherwise required by state securities laws,
(a) such Subject Shares were resold pursuant to and in accordance

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with the registration of same under the 1933 Act, or (b) in connection with a resale transaction, such holder provides the Company an opinion by counsel reasonably acceptable to the Company's outside counsel, to the effect that a public sale, assignment or transfer of the Common Stock may be made without registration under the 1933 Act.

         (h) AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Buyer and is a valid and binding agreement of the Buyer enforceable against Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

         (i) NO BROKERS; NO GENERAL SOLICITATION. Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby. Buyer acknowledges that no broker was involved with respect to the transactions contemplated hereby.

         SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company understands, agrees with, and represents and warrants to the Buyer that:

         (a) ORGANIZATION AND QUALIFICATION: REPORTING COMPANY STATUS. The Company and its subsidiaries are corporations duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries are duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and sales of its Common Stock are reported by the National Quotation Bureau, Inc. on the Over the Counter Bulletin Board.

         (b) AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the other agreements contemplated hereby or referred to herein (collectively, the "Agreements") and to issue and sell the Securities in accordance with the terms hereof, (ii) the execution, delivery and performance of the Agreements by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) the Agreements and, on the date of the Closing, the Securities sold at the Closing, have been duly and validly authorized, executed and delivered by the Company, and (iv) the Agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company

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(and its legal counsel) have examined this Agreement and is satisfied in its sole discretion that this Agreement and the accompanying Exhibits, Schedules and the Addenda, if any, are in accordance with Regulation D.

         (c) CAPITALIZATION. As of December 31, 1999, the authorized Common Stock of the Company consists of 100,000,000 shares of Common Stock of which 52,619,372 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances, whether or not contingent. Except as disclosed in the Company's Form 10-KSB for the year ended September 30, 1999, and its Form 10-QSB for the fiscal quarter ended December 31, 1999, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no outstanding debt securities. The Company has made available to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof ("Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof ("Bylaws").

         (d) ISSUANCE OF SECURITIES. The Stock is all duly authorized and reserved for issuance, and shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         (e) NO REGISTRATION REQUIREMENTS. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the sale contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The sale contemplated hereby is exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyer.

         (f) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries are in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any

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of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, in accordance with the terms hereof.

         (g) SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1, 1997, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules hereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has made available to the Buyer true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. Except as set forth in the financial statements of the Company included in the SEC Documents and a finder's fee claim by John M. King IV, the Company has no liabilities, contingent or otherwise, other than (i) liabilities subsequent to the date of such financial statements incurred in the ordinary course of business and consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and consistent with past practice and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and
(ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. Except for the finder's fee claim of John M. King IV, the SEC Documents contain a description of the general nature of all material undischarged written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a default by the Company or its subsidiaries thereunder which would, individually or in the aggregate with any other such defaults by the Company or its subsidiaries, have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

         (h) ABSENCE OF CERTAIN CHANGES. Since December 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company.

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         (i) ABSENCE OF LITIGATION. Except as specifically disclosed in the
SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company.

         (j) NO BROKERS; NO GENERAL SOLICITATION. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby. The Company acknowledges that no broker was involved with respect to the transactions contemplated hereby.

         (k) INTELLECTUAL PROPERTY. (i) As used herein, "Intellectual Property" shall mean all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, mask works and all applications, registrations and renewals in connection therewith, trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), proprietary software, proprietary rights and copies and tangible embodiments thereof (in whatever form or medium).

                  (ii) Except as set forth on SCHEDULE 3(k)(ii) hereto, the Company and its subsidiaries own or are licensed or otherwise have the right to use, without payment to any other person, the Intellectual Property used in or necessary for each of their businesses, as presently conducted. Neither the Company nor any of its subsidiaries has entered into any agreement that restricts or affects its use and/or location of use of any of its Intellectual Property.

                  (iii) Without limiting the scope of the Company's warranty and representation in sub-paragraph (ii) above, (w) each trademark registration included in the Intellectual Property exists and is owned by the Company or any of its subsidiaries and has been maintained in good standing;
(x) each patent and application included in the Intellectual Property exists, is owned by or licensed to the Company or one of its subsidiaries, and has been maintained in good standing; (y) each copyright registration included in the Intellectual Property exists and is owned by the Company or one of it subsidiaries; and (z) to the Company's knowledge, no other firm, corporation, association or person claims the right to use in connection with similar or related goods and in any geographic area, any mark, logo, name, symbol, device, or slogan which is identical or confusingly similar to any of the trademarks included in the Intellectual Property or which could serve to dilute the distinctiveness of such trademarks.

                  (iv) The Company and its subsidiaries' ownership and/or use of Intellectual Property in their businesses, as presently conducted, does not conflict with, or result in any violation

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of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or result in any loss of a material benefit under, or the creation of any lien in or upon any of the properties or assets of the Company or its subsidiaries under, any contract between the Company and any person or, to the Company's knowledge, any other intellectual property rights of any other person, except for any such conflict, violation, default, right of termination, cancellation acceleration, loss of material benefit or creation of any lien which would not have a material adverse effect with respect to the Company.

                  (v) The Company has not received any communications alleging that the Company or one of its subsidiaries has violated or, by conducting its business, would infringe upon the intellectual property rights of any other person. The Company is not aware of any infringement or misappropriation by others of any of its or its subsidiaries' Intellectual Property.

         (l) PERMITS AND LICENSES. The Company holds all material licenses, permits and other authorizations of any agency, public, regulatory or other governmental authority necessary to conduct its business as now being conducted or, under currently applicable statutes, rules, ordinances, regulations or other laws, to continue to conduct its business as now being conducted. Such licenses, permits and other authorizations held by the Company are valid and in full force and effect, and there are no legal actions pending or, to the knowledge of the Company, threatened that could result in the termination, impairment or nonrenewal thereof.

         (m) OTHER INFORMATION. No representation or warranty of the Company in this Agreement, nor any statement, certificate or other document furnished or to be furnished by the Company to the Buyer pursuant to this Agreement, nor any exhibits or schedules hereto, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 4.        COVENANTS.

         (a) BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

         (b) SECURITIES LAWS. The Company agrees to timely file a Form D (or equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws. The Company shall, on or before the date of the Closing, take such action as is necessary to sell the Securities being sold to the Buyer under applicable securities laws of the United States, and shall if specifically so requested provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

         (c) REPORTING STATUS. So long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act on a timely

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basis, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

         (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities for the Company's internal working capital purposes, including costs and expenses of the Company's business operations and payment of certain outstanding obligations of the Company, research and development, and to the extent deemed advisable by the Company, for the purchase of new technologies for use by the Company and its subsidiaries, and for the purchase of additional subsidiaries and the development and marketing of their technologies.

         (e) RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Securities and any Common Stock issuable upon the exercise or conversion thereof.

         (f) PROSPECTUS DELIVERY REQUIREMENT. The Buyer understands that the 1933 Act requires under certain circumstances the delivery of a prospectus relating to the Common Stock in connection with any resale thereof, and the Buyer shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale.

         (g) INTENTIONAL ACTS OR OMISSIONS. Neither party shall intentionally perform any act which if performed, or omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.

         SECTION 5.        REMOVAL OF LEGEND.

         The Legend will be removed and the Company will issue certificates without the Legend to the transferee of the applicable Subject Shares upon which the Legend is stamped, if, unless otherwise required by state securities laws, (a) such Subject Shares were resold pursuant to and in accordance with the registration of same under the 1933 Act, or (b) in connection with a resale transaction, such holder provides the Company an opinion by counsel reasonably acceptable to the Company's outside counsel, to the effect that a public sale, assignment or transfer of the Common Stock may be made without registration under the 1933 Act. The Buyer agrees that its resale of all Common Stock, shall be made only pursuant to an effective registration statement and to deliver a prospectus in connection with such sale, or in a transaction in which registration is not required under the registration requirements of the 1933 Act. In the event the Legend is removed from any certificate for Common Stock or any Common Stock is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Common Stock is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Common

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Stock may be sold pursuant to an effective registration statement or at such time as such holder provides the opinion with respect thereto described in clause (b) next above.

         SECTION 6.        CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to sell the Securities at the Closing is subject to the satisfaction, on or before the date of the Closing as described herein, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         (a) The parties shall have executed this Agreement, and the parties shall have delivered executed originals of the documents to the other party.

         (b) The Buyer shall have delivered to the Company the Purchase Price for the Securities, as provided in this Agreement.

         (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date made and as of the date of the Closing as though made at that time (except for representations and warranties that refer to a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the date of the Closing.

         (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         SECTION 7.        CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The obligation of the Buyer to purchase the Securities is subject to the satisfaction, on or before the date of the Closing, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

         (a) The parties shall have executed this Agreement and the Registration Rights Agreement, and the parties shall have delivered executed originals of the respective documents to the other party.

         (b) The Company shall have delivered to the Buyer the Securities (including the Option Agreements executed on behalf of the Company), as provided in this Agreement.

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         (c) The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of the date of the Closing as though made at that time (except for representations and warranties that refer to a specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the date of the Closing. The Buyer may require a certificate, executed by the Chief Executive Officer or a Vice President of the Company, dated as of the date of the Closing, to the foregoing effect.

         (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         (e) An opinion of counsel to the Company, in form and substance acceptable to the Buyer.

         SECTION 8.        GOVERNING LAW; MISCELLANEOUS.

         (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the State of Colorado and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement (including also all Exhibits or Addenda hereto, if any), or the transactions contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause two (2) additional originally executed signature pages to be physically delivered to the other party within three (3) business days of the execution and delivery hereof.

         (c) HEADINGS; GENDER, ETC. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

         (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         (f) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three
(3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:        Rentech, Inc.
                          1331 17th Street, Suite 720
                          Denver, Colorado 80202
                          Telephone: (303) 298-8008
                          Facsimile: (303) 298-8010
                          Attention: Mr. Ronald C. Butz, Vice President & COO

If to the Buyer, at the address on the signature page of this Agreement. Each party shall provide written notice to the other party of any change in address.

         (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), except that Buyer may assign its rights hereunder in whole or in part to (i) any entity or person that directly, or indirectly through one or more intermediaries, is controlled by, or is under common control with Buyer (an "Affiliate") or (ii) any director, officer, employee, representative or agent of Buyer or any of its Affiliates. Any assignee of the Buyer shall be an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, and no assignment shall be made by the Buyer unless it is made in accordance with any applicable securities laws.

         (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (i) SURVIVAL. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4 shall survive the Closing of the purchase and sale of Securities purchased and sold hereby.

         (j) FURTHER ASSURANCE. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (k) REMEDIES. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Buyer and the Company have caused this Stock Purchase Agreement to be duly executed as of the date first written above.


Rentech, Inc.                                      Forest Oil Corporation

By:/s/ Dennis L. Yakobson                          By:/s/ David H. Keyte
   ----------------------------                       --------------------------
   Dennis L. Yakobson                                 David H. Keyte
   President                                          Executive Vice President
                                                      Forest Oil Corporation
                                                      1600 Broadway, Suite 2200
                                                      Denver, Colorado  80202